November 21, 2000



Board of Directors
Arena Resources, Inc.
4920 South Lewis Street, Suite 107
Tulsa, Oklahoma 74105

       RE:      Opinion on Legality of SB-1Registration

Dear Arena Board of Directors:

         Our office has been asked by Mr. Tim Rochford, your president, to prepare for the Board of Directors an opinion on the legality of the proposed Registration pending before the Securities and Exchange Commission on Form SB-1. In response to that request, it is the opinion of our office that Arena Resources, Inc. is a Nevada corporation in good standing and is fully capable of completing and filing a Registration Statement on Form SB-1 with the Securities Exchange Commission and otherwise registering such Offering in various jurisdictions where the Offering may be sold. It is also the opinion of the undersigned that the securities covered by the Registration Statement will, when sold, be legally issued, fully paid and non-assessable.

         Our office has been further advised that your Board of Directors has approved and authorized a Registration Statement and its filing and the same constitutes the basis for this opinion that the Company can and may effect a registration of its securities as presently proposed in the current SB-1 Registration Statement as filed. It is also the opinion of our office that the SB-1 Registration Statement constitutes an apparent adequate and complete filing under the Securities and Exchange Act of 1933, though such opinion does not intimate or mean that the Securities and Exchange Commission may not require, and most likely will require, various amendments, supplements, and changes to the Prospectus or other parts of the Registration Statement before such Registration may become effective. It is further understood and agreed between the undersigned and the Company that this letter will be required to be filed as a Exhibit to the Registration Statement. If you have any questions regarding this opinion, please contact the undersigned at your earliest convenience.

                                                              Sincerely,



                                                        By: /s/ Julian D. Jensen
                                                        ------------------------
                                                                Julian D. Jensen
                                                                Attorney at Law

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